UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2018 (March 5, 2018)

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Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Belpre Medical Campus – Belpre, Ohio

Global Medical REIT Inc. (the “Company”) entered into a purchase contract, effective March 6, 2018 (the “Belpre Purchase Agreement”) with Minnite Family, LLC, a West Virginia limited liability company; Belpre I, LLC, a West Virginia limited liability company; Belpre II, LLC, a West Virginia limited liability company; Belpre III, LLC, a West Virginia limited liability company and Belpre IV, LLC, a West Virginia limited liability company (collectively, the “Belpre Seller”), to acquire an aggregate 155,600 square-foot portfolio of four medical office buildings (the “Belpre Portfolio”) and a right of first refusal to purchase a fifth, yet to be built, medical office building on the same campus. The aggregate purchase price of the Belpre Portfolio is $64,200,000. Up to $5,500,000 of the purchase price may be paid, at the Belpre Seller’s discretion, in the form of common units (“OP Units”) in the Company’s operating partnership subsidiary, Global Medical REIT L.P. (the “Operating Partnership”), at a per unit price of no lower than $9.00. The portion of the acquisition for which OP Units will be issued will be treated as a contribution to the Operating Partnership.

The Belpre Seller currently leases the entire Belpre Portfolio to Memorial Health System, pursuant to four triple-net leases (collectively, the “Belpre Portfolio Leases”) with a weighted average remaining lease term of approximately 13.3 years with each of the Belpre Portfolio Leases containing three, five-year tenant renewal options. The aggregate initial annual rent for the Belpre Portfolio is approximately $5.1 million. Upon the closing of the acquisition of the Belpre Portfolio, the Company expects to assume the Belpre Portfolio Leases.

The Company’s obligation to close the acquisition is subject to certain conditions. The Company has the right to terminate, without penalty, the Belpre Purchase Agreement on or before April 5, 2018, if, in its sole discretion, it is not satisfied with the results of its ongoing due diligence investigation. If the Company does not terminate the Belpre Purchase Agreement by April 5, 2018, the Company’s earnest money deposit in the amount of $1,000,000 (the “Initial Deposit”) becomes non-refundable except in the event of a Belpre Seller default or failure of a condition to closing. If the Company has not terminated the Belpre Purchase Agreement by April 5, 2018, it shall deposit an additional earnest money deposit in the amount of $1,000,000 (the “Additional Deposit”), which, along with the Initial Deposit, will become non-refundable in the event of a Company default. The Belpre Purchase Agreement is also subject to other customary terms and conditions as set forth in the Belpre Purchase Agreement. Although the Company believes completion of this acquisition is probable, there is no assurance that the Company will close this acquisition.

The above descriptions of the terms and conditions of the Belpre Purchase Agreement and the transactions contemplated thereby are only a summary and are not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Belpre Purchase Agreement are set forth in the Belpre Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Amendment to Revolving Credit Facility

On March 6, 2018, the Company, the Operating Partnership, as borrower, and certain subsidiaries of the Operating Partnership (such subsidiaries, the “Subsidiary Guarantors”) entered into an amendment to the senior revolving credit facility (the “Credit Facility”) with BMO Harris Bank N.A., as Administrative Agent, which increased the commitment amount to $340 million (the “Credit Facility Amendment”). The Subsidiary Guarantors and the Company are guarantors of the obligations under the amended Credit Facility. The amount available to borrow from time to time under the amended Credit Facility is limited according to a quarterly borrowing base valuation of certain properties owned by the Subsidiary Guarantors.

Except as set forth above, there were no additional changes to the Credit Facility. The above description of the terms and conditions of the Credit Facility Amendment is only a summary and is not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Credit Facility Amendment are set forth in the Credit Facility Amendment, which will be filed as Exhibit to our Quarterly Report on Form 10-Q for the period ended March 31, 2018, and the original Credit Agreement, previously filed as an exhibit to the Current Report on Form 8-K on March 6, 2017.

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Item 2.02 Results of Operations and Financial Condition.

On March 7, 2018, the Company issued a press release announcing the Company’s financial position as of December 31, 2017, and operating results for the three months and year ended December 31, 2017 and other related information. A copy of the press release has been furnished as Exhibit 99.4 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information included in this Current Report on Form 8-K, including the press release furnished as Exhibit 99.4 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed above in Item 1.01 – Amendment to Revolving Credit Facility is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers.

Equity Incentive Awards

On March 5, 2018, the Board of Directors (the “Board”) of the Company approved the recommendations of the Compensation Committee of the Board with respect to the granting of 2018 Long-Term Performance-Based Incentive LTIP Awards (the “Long-Term Performance Awards”) and Long-Term Time-Based Incentive LTIP Awards (the “Long-Term Time-Based Awards” and, together with the Long-Term Performance Awards, the “Awards”) to the executive officers of the Company and other employees of the external manager of the Company (the “Manager”) who perform services for the Company. The Awards were granted pursuant to the Company’s 2016 Equity Incentive Plan.

The Awards granted are described below.

Name	Title	2018 Long-Term Performance Award Target	Number of Target Long-Term Performance Award Units	2018 Long-Term Time-Based Award	Number of Long-Term Time-Based Award Units
Jeffrey Busch	Chief Executive Officer, Chairman of the Board & President	$129,600	19,840	$86,400	13,111
Alfonzo Leon	Chief Investment Officer	$120,000	18,370	$80,000	12,140
Robert Kiernan	Chief Financial Officer	$93,600	14,330	$62,400	9,469
Jamie Barber	General Counsel and Secretary	$79,200	12,124	$52,800	8,012
Allen Webb	SVP, SEC Reporting and Technical Accounting	$71,136	10,890	$47,424	7,196

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The number of target LTIP Units comprising each Long-Term Performance-Based Award is based on the fair value of the Long-Term Performance-Based Awards as determined by an independent valuation consultant, in each case rounded to the next whole LTIP unit to eliminate fractional units.

Long-Term Performance-Based Awards

The Long-Term Performance-Based Awards will be subject to the terms and conditions of LTIP Long-Term Performance-Based Award Agreements (“LTIP Long-Term Performance-Based Award Agreements”) between the Company and each grantee in the form attached hereto as Exhibit 99.1 (for grantees who have an employment agreement with the Manager) or Exhibit 99.2 (for grantees who do not have an employment agreement with the Manager), which are incorporated herein by reference. Terms not otherwise defined herein have the meanings assigned to them in the LTIP Long-Term Performance-Based Award Agreements.

The number of Earned LTIP Units that each grantee is entitled to receive under the LTIP Long-Term Performance-Based Award Agreements will be determined following the conclusion of a three-year performance period (the “Long-Term Performance Period”) based on the Company’s Total Shareholder Return (“TSR”) on both an absolute basis (“Absolute TSR Component”) (representing 75% of the target Long-Term Performance-Based Award) and relative to the companies comprising the SNL U.S. Healthcare REIT Index (“Relative TSR Component”) (representing 25% of the target Long-Term Performance-Based Award) during the Long-Term Performance Period. Grantees will not be entitled to receive any LTIP Units except to the extent they are earned upon the end of the Long-Term Performance Period in accordance with the terms and conditions of the LTIP Long-Term Performance-Based Award Agreements. Long-Term Performance-Based Award LTIP Units that are not earned will be forfeited and cancelled and unvested Earned LTIP Units will be subject to forfeiture prior to vesting as set forth below.

The number of LTIP Units earned under the Absolute TSR Component of the Long-Term Performance-Based Awards will be determined as soon as reasonably practicable following the earlier of (a) the calendar day immediately preceding the third anniversary of March 5, 2018, or (b) the date upon which a Change of Control occurs (the “Long-Term Valuation Date”), by multiplying the total target number of Long-Term Performance-Based Award LTIP Units by 75% and then multiplying such product by the applicable Percentage of Absolute TSR Component Earned based on the Company’s Total Shareholder Return as shown below:

Total Shareholder Return	Percentage of Absolute TSR Component Earned
21%	50%
27%	100%
33%	200%

The Absolute TSR Component will be forfeited in its entirety if the Total Shareholder Return is less than 21%. If the Total Shareholder Return is between 21% and 27%, or between 27% and 33%, the percentage of the Absolute TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

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The number of Long-Term Performance-Based Award LTIP Units earned under the Relative TSR Component will be determined as soon as reasonably practicable following the Long-Term Valuation Date by multiplying the number of Award LTIP Units by 25% and then multiplying such product by the applicable Percentage of Relative TSR Component Earned based on the Company’s Relative Performance as shown below:

Relative Performance	Percentage of Relative TSR Component Earned
TSR equal to the 35th percentile of Peer Companies	50%
TSR equal to the 55th percentile of Peer Companies	100%
TSR equal to or greater than the 75th percentile of Peer Companies	200%

The Relative TSR Component will be forfeited in its entirety if the Relative Performance is below the 35th percentile of Peer Companies. If the Relative Performance is between the 35th percentile and 55th percentile of Peer Companies, or between the 55th percentile and 75th percentile of Peer Companies, the percentage of the Relative TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

As soon as practicable following the Long-Term Valuation Date, the Compensation Committee will determine the number of LTIP Units earned by each grantee under both the Absolute TSR Component and the Relative TSR Component. Any Award LTIP Units that are not earned as set forth above will be forfeited, and the grantee will have no right in or to any such unearned and unissued LTIP Units after it is determined that they were not earned.

Units that have been earned based on performance as provided above are subject to forfeiture restrictions that vest in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:

(i) 50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, as of the Long-Term Valuation Date; and

(ii)        50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, on the first anniversary of the Long-Term Valuation Date.

Long-Term Time-Based Awards

The Long-Term Time-Based Awards will be subject to the terms and conditions of LTIP Unit Award Agreements (“LTIP Unit Award Agreements,” and, together with the LTIP Long-Term Performance-Based Award Agreements, the “Award Agreements”) between the Company and each grantee in the form filed as exhibit herewith as Exhibit 99.3, which is incorporated herein by reference. Long-Term Time-Based Awards become vested, and cease to be subject to forfeiture, in equal one-third increments on each of the first, second and third anniversaries of the date of grant (March 5, 2018).

Distributions

Pursuant to the LTIP Long-Term Performance-Based Award Agreements, distributions equal to the dividends declared and paid by the Company will accrue during the applicable period on the maximum number of LTIP Units that the grantee could earn (if applicable) and are paid with respect to all of the Earned LTIP Units at the conclusion of the applicable period, in cash or by the issuance of additional LTIP Units at the discretion of the Compensation Committee.

The foregoing summaries of the Award Agreements are qualified in their entirety by reference to the forms of agreement filed herewith as Exhibits 99.1, 99.2 and 99.3.

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Director Compensation

On March 5, 2018, the Board also approved the following annual compensation amounts for its independent directors for the year beginning with the 2018 annual meeting of the Company’s stockholders:

Independent Director Compensation
Annual Cash Retainer	$30,000, payable quarterly in arrears
Annual Equity Award	$30,000, granted on the date of the annual meeting upon election of the grantee as a director and payable as a number of LTIP Units based on the average closing price of the Company’s common stock as reported on the NYSE during the 10 trading days preceding the date of the annual meeting and subject to forfeiture restrictions that will lapse on the first anniversary of the grant date subject to continued service as a director through such vesting date.
Independent Committee Member Compensation
Annual Cash Retainer	Audit Committee: $6,000 Compensation Committee: $5,000 Nominating & Corporate Governance Committee: $3,500 Investment Committee: $5,500 All payable quarterly in arrears
Annual Cash Retainer for Chair	Audit Committee Chair: $12,000 Compensation Committee Chair: $10,000 Nominating & Corporate Governance Committee Chair: $7,000 Investment Committee Chair: $11,000 All payable quarterly in arrears
Lead Independent Director Compensation
Annual Cash Retainer	$15,000, payable quarterly in arrears

Retention Awards

On March 5, 2018, the Board approved retention awards consisting of 19,727 LTIP Units, representing a grant date value of $130,000, to Robert Kiernan, the Company’s Chief Financial Officer, and 16,692 LTIP Units, representing a grant date value of $110,000, to Jamie Barber, the Company’s General Counsel and Secretary. 50% of the LTIP Units will vest on March 5, 2020 and 50% will vest on March 5, 2021. The LTIP Units were granted pursuant to the Company’s 2016 Equity Incentive Plan and will be subject to the terms and conditions of the LTIP Unit Award Agreements between the Company and each grantee in the form filed as exhibit herewith as Exhibit 99.3, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 7, 2018, the Company updated a presentation concerning the Company on its website, www.globalmedicalreit.com, on the “Investors” page. A copy of the investor presentation is furnished as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.5, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

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Item 8.01	Other Events.

On March 7, 2018, the Company announced the declaration of:

•	a cash dividend for the first quarter of 2018 of $0.20 per share of common stock to stockholders of record as of March 22, 2018, to be paid on April 10, 2018; and

•	a cash dividend of $0.46875 per share to holders of its Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), of record as of April 15, 2018, to be paid on April 30, 2018. This dividend represents the Company’s quarterly dividend on its Series A Preferred Stock for the period from January 31, 2018 through April 29, 2018.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1*	Contribution and Sale Agreement, dated March 6, 2018, by and between GMR Belpre, LLC and Minnite Family, LLC; Belpre I, LLC; Belpre II, LLC; Belpre III, LLC and Belpre IV, LLC.

99.1*	LTIP Award Agreement (Long-Term Award): For Grantees with an Employment Agreement with the Manager.

99.2*	LTIP Award Agreement (Long-Term Award): For Grantees without an Employment Agreement with the Manager.

99.3	LTIP Unit Award Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-11/A filed with the Securities and Exchange Commission on June 15, 2016).

99.4*	Press Release, dated March 7, 2018.

99.5*	Investor Presentation, dated March 7, 2018.

*Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: March 7, 2018

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